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                                                       Exhibit 10(d)



                         EQUUS MANAGEMENT COMPANY
                               PO BOX 363908
                         SAN JUAN, PR  00936-3908







November 12, 1998



Interstate General Company L.P.
5160 Parkstone drive
Suite 110
Chantilly, VA  20151

     Re: Guaranty Agreement between Equus Management Company ("EMC") and Interstate General Company ("IGC") dated as of December 31, 1997.

Gentlemen:

Effective with the close of business Augsut 7, 1998, Equus Gaming Company L.P. was delisted from the Nasdaq National Market System and moved to the Nasdaq SmallCap Market, without reliance to the Guaranty provided by IGC under the Guaranty Agreement. Therefore, pursuant to Section 3 of the Guaranty Agreement, EMC has elected to terminate the Guaranty provided by IGC, effective as of August 7, 1998.

Very truly yours,


/s/ Gretchen Gronau

Gretchen Gronau
Vice President and Chief
  Financial Officer

                                        CONSENTED BY
                                        INTERSTATE BUSINESS CORPORATION


                                        By:  /s/ Thomas B. Wilson
                                             --------------------------
                                             Thomas B. Wilson
                                             Executive Vice President